Exhibit 99.1

News

Aug. 30, 2026

ONEOK to Acquire Brazos Midstream’s

Permian Midland Basin Assets for $4.425 Billion

Acquisition Increases Momentum Toward the High End of ONEOK’s Mid- to High-

Single-Digit Adjusted EBITDA Growth Target Over the Next Five to Seven Years

Expected to Be Immediately Accretive to Earnings and Free Cash Flow Per Share

$9 Billion Minority Equity Investment from Apollo

Funds Acquisition and $5 Billion Debt Extinguishment

Accelerates Deleveraging to 3.25x Debt-to-EBITDA with

No Issuance of Common Equity

Accelerates ONEOK’s Flexibility for Capital Allocation Including Organic Growth,

Potential Dividend Increases and Share Buybacks

TULSA, Okla. – Aug. 30, 2026 – ONEOK, Inc. (NYSE: OKE) today announced that it has executed a definitive agreement to acquire Brazos Midstream’s Permian Midland Basin natural gas gathering and processing assets for total cash consideration of $4.425 billion. The acquisition will be funded through a $9 billion nonvoting minority equity investment from funds and affiliates managed by Apollo (NYSE: APO) (Apollo). ONEOK intends to use $5 billion of proceeds from the equity investment to reduce ONEOK’s existing indebtedness.

“This transaction demonstrates ONEOK’s strategy of intentionally expanding and extending our integrated energy infrastructure,” said Pierce H. Norton II, ONEOK president and CEO. “These assets add a premier Permian Midland Basin platform supported by long-term contracts and attractive growth opportunities.

“The acquisition expands our scale in the Permian Midland Basin, advances our integrated wellhead-to-water strategy and strengthens connectivity across our natural gas and NGL value chain, positioning ONEOK to capture significant volume growth in one of the most economic and rapidly growing resource plays,” added Norton. “The combination of this acquisition with the minority equity investment demonstrates our commitment to creating shareholder value while accelerating our deleveraging to 3.25 times debt-to-EBITDA, further enhancing our balance sheet.”

ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

“ONEOK has built one of the largest and most diversified midstream platforms in the country, providing essential services and infrastructure to help meet rapidly expanding domestic and international energy demand,” said Apollo Partner Jamshid Ehsani. “This transaction reflects Apollo’s ability to deliver flexible, high-grade capital solutions at scale, structured around ONEOK’s long-term strategic objectives.”

STRATEGIC OVERVIEW

The acquisition will be funded through a $9 billion nonvoting minority equity investment in ONEOK’s existing business. The investment carries an internal rate of return (IRR) that is capped at 7.0% for the first nine years of the investment, which is lower than ONEOK’s cost of publicly traded equity. Distributions in excess of the capped IRR will reduce the minority equity capital balance over time, which increases the economic value attributable to ONEOK common shareholders.

In addition to funding the acquisition, ONEOK intends to extinguish approximately $5 billion of existing indebtedness, immediately reducing expected pro forma 2027 leverage to approximately 3.25 times debt-to-EBITDA. The debt extinguishment plan will include repayments, make-whole calls and a tender offer for senior notes (most of the targeted senior notes are currently trading below par).

These steps will accelerate ONEOK’s deleveraging timeline and will more than achieve the company’s previous target leverage without issuing common equity while supporting a growing backlog of organic growth opportunities, particularly in the Permian Basin, as well as other business segments.

The acquisition increases momentum toward the high end of ONEOK’s mid- to high-single-digit adjusted EBITDA growth target over the next five to seven years and accelerates ONEOK’s flexibility to increase capital returns to shareholders, including through potential dividend increases and share buybacks.

PREMIER PERMIAN MIDLAND BASIN PLATFORM

The transaction implies a multiple of approximately 7.5 times estimated 2027 EBITDA, inclusive of approximately $80 million of full-year synergies, and approximately 6.0 times estimated 2028 EBITDA, reflecting the expected significant growth of the Brazos platform, as well as additional commercial and operational synergies expected to be realized through further integration with ONEOK’s existing Permian Basin assets. The combined ONEOK and Brazos systems are also expected to generate additional capital efficiencies as capacity is optimized across the platform. The acquisition is expected to be immediately accretive to earnings and free cash flow per share, supported by substantial contracted growth across Brazos’ dedicated acreage.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

The acquisition strengthens ONEOK’s integrated Permian-to-Gulf Coast strategy by:

•	Expanding scale in the rapidly growing Permian Midland Basin.

•	Adding long-term, fee-based contracted growth with leading Permian producers.

•	Enhancing connectivity across the natural gas and NGL value chain.

•	Optimizing commercial and capital savings opportunities.

•	Delivering immediate accretion to earnings and free cash flow per share.

The acquired Brazos Midland assets create a scaled, integrated Permian Midland Basin platform that strengthens ONEOK’s position in one of the most active and economic producing regions in North America. Supported by approximately 600,000 dedicated acres under long-term fixed-fee contracts with a weighted average remaining term of more than 12 years, the system provides substantial visibility to future volume growth and is currently supported by 14 active drilling rigs from leading Permian producers including ExxonMobil, Diamondback Energy and Double Eagle.

Following completion of the Cassidy II processing plant expected in the third quarter of 2027, the Brazos Midland system will include approximately 700 miles of gathering infrastructure and 1.2 billion cubic feet per day (Bcf/d) of processing capacity across seven core Permian Midland Basin counties. Through the acquisition, ONEOK also obtains a Permian Midland Basin-wide area of mutual interest (AMI) with a key private producer, creating additional opportunities to capture future growth.

The Brazos Midland assets are highly complementary to ONEOK’s existing Permian Midland Basin natural gas gathering and processing, NGL transportation and crude oil infrastructure. The acquisition more than doubles ONEOK’s Midland Basin processing capacity to approximately 2.3 Bcf/d, including plants currently under construction, and establishes one of the Permian Midland Basin’s largest integrated natural gas gathering and processing platforms.

The combination expands ONEOK’s ability to capture volume growth across the value chain while optimizing capital deployment and utilizing existing downstream infrastructure, including the company’s West Texas NGL Pipeline and soon-to-be-completed Medford NGL fractionation facility. By integrating commercial, operational and capital activities across the combined footprint, ONEOK expects to achieve significant recurring synergies over the long term, further reducing the effective acquisition multiple over time to be in line with ONEOK’s historical organic build multiples.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

MINORITY EQUITY INVESTMENT

Further strengthening its financial position, ONEOK has entered into an agreement with Apollo and affiliates for a $9 billion minority equity investment.

Minority equity investment highlights:

•	Return capped at a 7.0% IRR for the first nine years of the investment with value creation above the capped return rate accruing to ONEOK common shareholders.

•	Investor’s capital account balance is expected to substantially decline over time through cash distributions that vary with cash flow from operations.

•	Income attributable to the noncontrolling interest (NCI) is expected to tie closely to the 7.0% capped IRR multiplied by the investor’s then outstanding capital account balance.

•	No liquidation preference and is structurally subordinate to all existing ONEOK senior debt.

•	Provides ONEOK the option to acquire any remaining minority interest beginning eight years after closing or earlier if investor capital account balance declines to $200 million prior to that date.

•	No Hypothetical Liquidation at Book Value (HLBV) accounting treatment necessary for this structure.

Under the terms of the agreement, Apollo will invest $9 billion in exchange for a Class B interest in a newly formed holding company, ONEOK Holdings, L.L.C. (HoldCo), which is structurally subordinate to the company’s debt. The Class B interest is expected to receive 15% of quarterly cash flow from ONEOK, L.L.C. (OpCo) operations. Because those distributions are expected to exceed the Class B capped return of 7.0% IRR, the Class B capital account balance is expected to substantially decline over time. There are no penalties if the quarterly distribution is below the capped return. ONEOK has the option each quarter to accelerate the Class B investor capital paydown by electing to distribute up to 20% of quarterly cash flow from OpCo’s operations to the Class B interest, subject to certain conditions. The Class B interest carries limited consent rights related to HoldCo, has no board representation or liquidation preference, and is subordinate to all ONEOK senior debt. All distributions paid to HoldCo are at the discretion of the OpCo board.

The total minority equity investor return is capped at a 7.0% IRR for the first nine years of the investment. The target IRR on the then-current capital account balance steps to 7.35% in year 10 and increases to a final cap of 7.85% in year 15. All value creation above the capped IRR, including growth from the Brazos Midland acquisition, ONEOK’s existing portfolio and future initiatives, accrues to ONEOK common shareholders.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

Beginning on the eighth anniversary of closing, or earlier if the Class B capital account balance reaches $200 million prior to that date, ONEOK may acquire the remaining Class B interest at a price reflecting the same 7.0% IRR, which is fixed until the ninth anniversary of closing. By that time, the remaining balance is expected to be substantially below the initial investment. In years 10 through 15, the Class B interest may be acquired at a value to achieve the then current target IRR applied to the remaining Class B capital account balance at that time.

The investment has been reviewed with ONEOK’s credit rating agencies, all of which consider the transaction as credit-enhancing, and ONEOK expects to receive full equity credit. Under Generally Accepted Accounting Principles (GAAP), the investment will be reported on the balance sheet as a noncontrolling interest (NCI) within permanent equity. On the income statement, approximately 7.0% (1.75% on a quarterly basis) of the investment’s remaining capital balance will be subtracted from net income to arrive at net income attributed to ONEOK. The remainder of the Class B payment above NCI will reduce capital balance quarterly and the next quarter’s income available for common shareholders will increase in an amount approximately equal to the previous quarter’s reduction in capital account multiplied by the capped return divided by four and adjusted for the effective tax rate.

TRANSACTION TIMING

The Brazos Midland acquisition is expected to close in the fourth quarter of 2026 and has been unanimously approved by ONEOK’s Board of Directors. The closing of the transaction is subject to customary closing conditions, including Hart-Scott-Rodino Act clearance.

The minority equity investment has been unanimously approved by ONEOK’s Board of Directors and is expected to close in the first half of September, subject to customary closing conditions.

As part of these strategic transactions, ONEOK intends to extinguish $5 billion of outstanding debt, including commencing a cash tender offer for certain of its outstanding debt securities. In addition, ONEOK will repay, at or shortly following closing of the minority equity investment, its $1.2 billion term loan and will exercise make-whole calls on certain series of senior notes.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

CONFERENCE CALL INFORMATION

Members of ONEOK’s management team will participate in a conference call at 9 a.m. Eastern (8 a.m. Central) on Aug. 31, 2026. The call will also be webcast.

To participate in the conference call, dial 800-330-6710, confirmation code: 8307680, or log on to the webcast at www.oneok.com.

If you are unable to participate in the conference call or webcast, a recording will be available at www.oneok.com for one year.

TRANSACTION PRESENTATION

https://ir.oneok.com/news-and-events/events-and-presentations

ADVISORS

Barclays served as sole financial advisor to ONEOK on the Brazos Midland acquisition and lead financial advisor to ONEOK on the minority equity investment. Lazard also served as financial advisor to ONEOK on the minority equity investment.

Latham & Watkins LLP served as legal advisor to ONEOK on the acquisition and minority equity investment.

RBC Capital Markets served as sole financial advisor and Milbank LLP served as legal counsel to Apollo.

Akin Gump Strauss Hauer & Feld LLP served as legal advisor to Brazos Midstream.

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES:

This news release references certain non-GAAP financial measures, including forward-looking transaction-related adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) multiples and targets, and free cash flow. These measures may not be comparable to similarly titled measures of other companies, are not measurements of financial performance under GAAP, and should not be considered alternatives to amounts presented in accordance with GAAP. Because these measures are provided on a forward-looking basis, ONEOK is unable to present a quantitative reconciliation to the most directly comparable forward-looking GAAP measures without unreasonable effort.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

ABOUT ONEOK:

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation, storage and marine export services. Through our approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest integrated energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

For information about ONEOK, visit www.oneok.com. For the latest news, visit the ONEOK newsroom or find us on LinkedIn, Facebook, X and Instagram.

ABOUT APOLLO:

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2026, Apollo had approximately $1.05 trillion of assets under management. To learn more, please visit www.apollo.com.

ABOUT BRAZOS MIDSTREAM:

Headquartered in Fort Worth, Texas, Brazos Midstream represents the largest privately held midstream platform in the Midland Basin. Brazos Midstream’s critical hydrocarbon infrastructure of natural-gas gathering pipelines spans the most prolific producing counties in the Midland Basin. Brazos has expansion projects underway to expand its current processing capacity to approximately 1.2 billion cubic feet per day (Bcf/d) in 2027. Brazos Midstream’s Midland platform is backed by Old Ironsides Energy, LLC and EnCap Flatrock Midstream, L.P.

FORWARD-LOOKING STATEMENTS:

Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends and adjusted EBITDA), growth, leverage, synergies, liquidity, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “project,” “scheduled,” “should,” “will,” “would” and other words and terms of similar meaning.

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ONEOK to Acquire Brazos Midstream’s Permian Midland Basin Assets for $4.425 Billion

Aug. 30, 2026

One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including, without limitation, conditions to the completion of the acquisition, such as required regulatory clearance, not being satisfied; closing of the acquisition or minority equity investment being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement; and ONEOK being unable to achieve the anticipated benefits of the acquisition or minority equity investment, including failure to achieve anticipated growth levels or operational synergies. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

Contacts:

Investor Relations:

Megan Patterson

918-561-5325

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Keenom

918-861-3749

Media@oneok.com

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